UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2006

CEDAR SHOPPING CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-14510 (Commission File Number)	42-1241468 (IRS Employer Identification No.)

44 South Bayles Avenue
Port Washington, New York 11050
(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On September 14, 2006, Cedar Shopping Centers, Inc. (the “Company”) entered into a Sales Agreement with Cantor Fitzgerald and Co. for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time. The Company may offer up to 5,000,000 shares of common stock pursuant to the Sales Agreement. The Sales Agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

Exhibits

8.1 10.1	Opinion of Stroock & Stroock & Lavan LLP regarding certain federal income tax matters. Sales Agreement dated September 14, 2006 between the Company and Cantor Fitzgerald & Co.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2006

CEDAR SHOPPING CENTERS, INC. By: /s/ Leo S. Ullman Leo S. Ullman Chairman

EXHIBIT INDEX

Exhibits

8.1 10.1	Opinion of Stroock & Stroock & Lavan LLP regarding certain federal income tax matters. Sales Agreement dated September 14, 2006 between the Company and Cantor Fitzgerald & Co.